EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Helix TCS, Inc. (the “Company”) for the period ended June 30, 2018 (the “Report”), as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Zachary L. Venegas, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company for the periods covered by the Report.

Date: August 14, 2018	By:	/s/ Zachary L. Venegas
Zachary L. Venegas
Chief Executive Officer